                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          TRANSTECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                             [TRANSTECHNOLOGY LOGO]

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 15, 1999

To the Stockholders of
TransTechnology Corporation:

The Annual Meeting of Stockholders (the "Meeting") of TransTechnology Corporation (the "Company") will be held at 10:00 a.m., EDT, on Thursday, July 15, 1999 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, to consider and act upon the following matters:

          1.  To elect eight directors of the Company;

          2.  To approve the 1999 Long Term Incentive Plan; and

          3. To transact such other business as may properly come before the meeting.

Only the stockholders of record at the close of business on May 26, 1999 will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. A copy of the Company's Annual Report to Stockholders, including financial statements for the fiscal year ended March 31, 1999, is enclosed with this Notice of Annual Meeting.

Whether or not you expect to attend the Meeting, you are urged to sign, date and return the enclosed proxy in the prepaid envelope provided. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. Your proxy will not be used if you attend the Meeting and vote in person.

                                          By Order of the Board of Directors
                                          /S/ GERALD C. HARVEY
                                          GERALD C. HARVEY
                                          Vice President, Secretary and General
                                          Counsel

Liberty Corner, New Jersey
June 11, 1999

--------------------------------------------------------------------------------
[TRANSTECHNOLOGY LOGO]          150 Allen Road, Liberty Corner, New Jersey 07938
                                PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement (first mailed to shareholders on or about June 11, 1999) is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of TransTechnology Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, July 15, 1999 at 10:00 a.m., EDT, at the Somerset Hills Hotel, Warren, New Jersey, and any adjournments thereof. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted as provided therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing an instrument revoking it with the Secretary of the Company, by submitting to the Company a duly executed proxy bearing a later date, or by voting in person at the Meeting.

The only voting securities of the Company consist of its common stock, $0.01 par value per share (the "Common Stock"). The close of business on May 26,1999 has been fixed as the record date for the determination of holders of shares of Common Stock entitled to vote at the Meeting, and any adjournments thereof. As of that date, the Company had 6,136,709 shares of Common Stock outstanding. The holders of shares of Common Stock on the record date are entitled to vote.

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. As to all matters to be considered at the Meeting and any adjournments thereof, each stockholder is entitled to one vote for each share of Common Stock he or she holds. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board of Directors of the Company. Votes against a candidate have no legal effect. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Stockholders are not entitled to cumulate votes.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting will be paid by the Company. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation. The Company has engaged Beacon Hill Partners, Inc. to assist in the solicitation of proxies. It is expected that such firm will be paid approximately $3,500 for such services and will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

indemnified for matters arising out of this engagement including liabilities arising under securities laws. In addition, the Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.

For purposes of this Proxy Statement, the fiscal year ended March 31, 1999 shall be referred to as the fiscal year of 1999 or fiscal 1999.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Board of Directors of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The Bylaws provide that the exact number of directors to be elected on July 15, 1999 is eight. Unless otherwise instructed, the proxies received will be voted for the election of the nominees named below. Although it is not anticipated that any of the nominees will be unable to serve, in the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxy holders will vote for substitute nominees at their discretion.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship among themselves or with any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO THE BOARD OF
DIRECTORS

Set out below is information about each nominee for election as a director. The information was obtained from the Company's records or from information furnished directly by the individual.

--------------------------------------------------------------------------------

                                              POSITION WITH                             DIRECTOR
       NAME                                    THE COMPANY                       AGE     SINCE
------------------------------------------------------------------------------------------------
Gideon Argov               Director                                               42      1995
Walter Belleville          Director                                               72      1992
Michael J.                 Chairman of the Board of Directors, President and      49      1991
  Berthelot                Chief Executive Officer
Thomas V. Chema            Director                                               52      1992
John H. Dalton             Director                                               57      1999
Michel Glouchevitch        Director                                               45      1996
James A. Lawrence          Director                                               46      1992
William J. Recker          Director                                               56      1997
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MR. ARGOV has been Chairman, President and Chief Executive Officer of Kollmorgen Corporation, a company with revenues of $250 million which manufactures high performance electronic motion control components and systems, since 1991.

MR. BELLEVILLE has been Chairman of ATI Machinery, Inc., the largest Caterpillar tractor rental and leasing company in the western United States since 1983, and was Chief Executive Officer and Chairman of ATI Machinery, Inc. from 1983 to 1998. Additionally, since 1985 he has been Chairman of the Board of Sav-Trac of Arizona, Inc., a heavy equipment repair facility. From 1985 to 1995, Mr. Belleville served as President and Chief Executive Officer of Happy Horizons, Inc., an aircraft brokerage firm, and President of Pacific Plus, Inc., a consulting firm specializing in turnarounds of troubled companies.

MR. BERTHELOT was the Company's Chairman of the Board of Directors, President and Chief Executive Officer from October 1992 to July 1995. He served as Chairman and Chief Executive Officer from July 1995 to June 1998. Mr. Berthelot has been the Company's Chairman of the Board of Directors, President and Chief Executive Officer since July 1998. Mr. Berthelot has been Chief Executive Officer of Canterbury Holdings Corporation, a private investment company, since September 1981.

MR. CHEMA has been a partner specializing in energy and telecommunications consulting, in the Cleveland, Ohio law firm of Arter & Hadden since 1989. From January 1990 to February 1996, he served as Chairman of the Ohio Building Authority, an independent state agency that is responsible for financing and operating state office buildings and other facilities for the State of Ohio. From May 1990 to July 1995, Mr. Chema also served as Executive Director of the Gateway Economic Development Corporation of Greater Cleveland, a not-for-profit corporation chartered to build a baseball stadium and arena in downtown Cleveland. Mr. Chema is President of Gateway Consultants, Inc., a firm he founded in 1995 to provide consulting services relative to the financing and development of public assembly facilities such as ballparks, stadiums, and arenas.

MR. DALTON was appointed Secretary of the Navy by President Clinton in 1993 and served in that capacity until 1998. He has been a member of the Board of Directors of Metal Technology since March 1999, Cantor Exchange since April 1999, and Fresh Del Monte Produce Inc. since May 1999.

MR. GLOUCHEVITCH has been Managing Director of Triumph Capital Group, Inc., a manager of institutional funds making private equity investments in middle market companies, since 1992.

MR. LAWRENCE has been Executive Vice President and Chief Financial Officer of General Mills since 1998. From 1996 to 1998 he served as Executive Vice President and Chief Financial Officer of Northwest Airlines, Inc. From 1993 to 1996, he served as President and Chief Executive Officer, Asia/Middle East/Africa of the Pepsi-Cola Company.

MR. RECKER has been Chairman of Gretag Imaging Holding AG since 1998 and President and CEO of Gretag Imaging Group, Inc. since 1990, a Swiss company with annual revenues of approximately 700 million Swiss Francs, serving the photofinishing and imaging industry. He serves on the Board of Gretag-Macbeth [Holding] AG, a Swiss public company producing products for color control and confirma-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tion in the graphic arts, textile and coatings industry.

THE BOARD OF DIRECTORS

The incumbent directors, other than Mr. Dalton, were elected as directors of the Company at the last annual meeting of stockholders of the Company which was held in July 1998. The Board of Directors appointed Mr. Dalton to fill a new seat on the Board effective April 15, 1999.

COMMITTEES

The Board of Directors has a standing Audit Committee, Nominating Committee, and Incentives and Compensation Committee.

The Audit Committee reviews with the Company's independent auditing firm the results of the firm's annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. The Audit Committee is composed of Board members who are not officers, employees or affiliates of the Company or its subsidiaries. The Audit Committee, which consists of Messrs. Argov, Belleville and Lawrence, held one meeting during fiscal 1999.

The Nominating Committee establishes the criteria for, and reviews the qualifications of individuals for, nomination to the Board of Directors and to committees of the Board. In addition, the Nominating Committee presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. This committee, which consists of Messrs. Berthelot, Chema and Glouchevitch, did not hold a meeting during fiscal 1999.

The Incentives and Compensation Committee reviews management's proposals and makes recommendations to the full Board for compensation and incentives for key employees and officers of the Company. This committee is comprised solely of directors who are not employees of the Company or its subsidiaries and who are not eligible to receive cash bonuses or any other type of incentive compensation. The Incentives and Compensation Committee, which presently consists of Messrs. Belleville, Chema and Lawrence, held two meetings during fiscal 1999.

MEETINGS AND REMUNERATION

During the fiscal year ended March 31, 1999, the Board of Directors held six meetings. Each incumbent director attended at least 77% of the aggregate of (i) the total number of meetings held by the Board of Directors during fiscal 1999 (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during that period.

The Company pays its non-employee directors a $5,000 annual retainer and $2,500 for each Board of Directors meeting attended. Meeting fees are also paid for attendance via conference telephone if such meetings last longer than thirty minutes. Directors are paid their $5,000 annual retainer in Company Common Stock rather than cash. In addition, each nonemployee director is granted a Stock Option to purchase the same number of shares that he owned on (a) the date that is sixty days after his election to the Board if that date occurs after September 11, 1994, or (b) on Septem-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ber 12, 1994 if the director had served on the Board prior to that date. In addition, non-employee directors are entitled to receive a matching option for each share of the Company's common stock that they purchase on the open market, with the strike price of the option being the purchase price of the share, up to a maximum of 5,000 options in any twelve month period or 15,000 options over a three year period, pursuant to the requirements of the 1998 Non-Employee Directors Stock Option Plan. In addition, the Company reimburses its directors for expenses incurred on behalf of the Company. Non-employee directors are also paid a retainer (in Company Stock) for serving on committees and fees (in cash) for attending committee meetings. Annual retainers for the Chairmen of the Audit Committee and of the Compensation and Incentives Committee are $4,200 and $3,000 for other members. Attendance at meetings of these committees is compensated at $800 per meeting. The Chairman of the Nominating Committee receives a $3,700 annual retainer while the other committee members receive $2,500. Attendance at Nominating Committee meetings is compensated at $900 per meeting.

SECURITY OWNERSHIP OF PRINCIPAL
STOCKHOLDERS, NOMINEES FOR
DIRECTOR AND OFFICERS

The following table sets out certain information regarding the beneficial ownership of the Common Stock as of May 26, 1999 (except as set out in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) each of the other four most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 1999, and (v) all directors and executive officers as a group:

--------------------------------------------------------------------------------

                                                          NUMBER OF
                                                          SHARES OF            PERCENTAGE OF
                        NAME                           COMMON STOCK(1)        COMMON STOCK(1)
---------------------------------------------------------------------------------------------
Arch C. Scurlock                                          1,146,740(2)             18.7
  c/o Research Industries, Incorporated
  123 North Pitt Street
  Alexandria, Virginia 22314
T. Rowe Price Associates, Inc.                              521,169(3)              8.5
  100 East Pratt Street
  Baltimore, MD 21202
David L. Babson and Company Incorporated                    514,400(4)              8.4
  One Memorial Drive
  Cambridge, Massachusetts 02142
Dimensional Fund Advisors Inc.                              415,300(5)              6.8
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Ryback Management Corporation                               387,900(6)              6.3
  7711 Carondelet Avenue
  Box 16900
  St. Louis, MO 63105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          NUMBER OF
                                                          SHARES OF            PERCENTAGE OF
                        NAME                           COMMON STOCK(1)        COMMON STOCK(1)
---------------------------------------------------------------------------------------------
Gideon Argov                                                  3,376                   *
Walter Belleville                                            16,416(7)                *
Michael J. Berthelot                                        287,839(8)              4.7
Thomas V. Chema                                               1,577                   *
John H. Dalton                                                   --                   *
Michel Glouchevitch                                          21,099(9)                *
Gerald C. Harvey                                             20,928(10)               *
James A. Lawrence                                            80,795(11)               *
William Recker                                               17,326(12)               *
Joseph F. Spanier                                            18,247(13)               *
Robert Tunno                                                 28,771(14)               *
Robert L. G. White                                           28,575(15)               *
Directors and executive officers as a group                 550,154(16)             9.0
  (13 persons)

--------------------------------------------------------------------------------
  *  Less than 1%.

 (1) Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of capital stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in this table and these notes.

 (2) Includes 1,100,000 shares of Common Stock owned by Research Industries, Incorporated, of which Dr. Scurlock owns 95% of the outstanding shares of stock.

 (3) Based on a February 12, 1999 filing on Schedule 13G with the Securities and Exchange Commission, these securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 (4) Based on a February 1, 1999 filing on Schedule 13G with the Securities and Exchange Commission, David L. Babson and Company Incorporated owned this amount of shares of common stock as of December 31, 1998.

 (5) Based on a February 11, 1999 filing on Schedule 13G with the Securities and Exchange Commission, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 415,300 shares of Common Stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, and for all of which Dimensional serves as investment manager. Dimensional has informed the Company in writing that it disclaims beneficial ownership of all such shares.

 (6) Based on a January 28, 1999 filing on Schedule 13G with the Securities and Exchange Commission, Ryback Management Corporation owned this amount of shares of Common Stock as of December 31, 1998.

 (7) Includes 7,000 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

 (8) Includes 26,667 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

 (9) Includes 10,000 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(10) Includes 20,417 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(11) Includes 30,000 shares issuable with respect to options exercisable within 60 days of May 26, 1999.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(12) Includes 6,000 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(13) Includes 16,667 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(14) Includes 17,667 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(15) Includes 8,667 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

(16) Includes 168,086 shares issuable with respect to options exercisable within 60 days of May 26, 1999.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

Set out in the table below are the names, ages and positions held of all persons who were executive officers of the Company as of May 26, 1999.
--------------------------------------------------------------------------------

                                                                                        EXECUTIVE
                                                POSITION WITH                            OFFICER
         NAME                                    THE COMPANY                     AGE      SINCE
-------------------------------------------------------------------------------------
Michael J. Berthelot          Chairman of the Board of Directors, President and   49      1992
                              Chief Executive Officer
Joseph F. Spanier             Vice President, Chief Financial Officer and         52      1996
                              Treasurer
Gerald C. Harvey              Vice President, Secretary and General Counsel       49      1996
Robert Tunno                  President -- Domestic Industrial Products Group     52      1998
Robert L. G. White            President -- Aerospace Products Group               57      1998
Ulf Lennart Jemsby            President -- International Industrial Products      58      1998
                              Group
-------------------------------------------------------------------------------------------------

Except for Group Presidents, who are appointed by the Chairman, President and Chief Executive Officer of the Company, executive officers of the Company are elected by and serve at the discretion of the Board of Directors. No arrangement exists between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. Berthelot, see "Information Concerning Incumbent Directors and Nominees to the Board of Directors", above.

MR. SPANIER has been Vice President, Chief Financial Officer and Treasurer of the Company since January 1997. From November 1996 to January 1997 he served as Vice President of Finance. From November 1994 to 1996, he served as Chief Financial Officer and Vice President of Financial Administration of MG Industries, a manufacturer of industrial gases and a subsidiary of Hoechst AG. From May 1994 to November 1994, Mr. Spanier was Vice President, Corporate Controller and Treasurer, and from 1990 to May 1994, he served as Vice President and Corporate Controller of Quaker Chemical Corporation, a manufacturer of chemical specialties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MR. HARVEY has been Vice President, Secretary and General Counsel of the Company since February 1996. From 1994 to 1996 Mr. Harvey was a member of the law firm of Pfaltz & Woller, P.A. From 1988 to 1994 he was a member of the law firm of Hannoch Weisman, A Professional Corporation.

MR. TUNNO has been President -- Domestic Industrial Products Group since April 1, 1998. From 1984 to April 1998, he was President of the Breeze Industrial Products division.

MR. WHITE has been President -- Aerospace Products Group since April 1, 1998. He has also been the President of the Breeze-Eastern division since April 1994. From 1987 to 1994, he was President of GEC Marconi Aerospace Inc., a manufacturer of motion control systems for the aerospace industry.

MR. JEMSBY has been President -- International Industrial Products Group since April 1, 1998. He has also been the Managing Director of Seeger Orbis GmbH & Co. OHG, a subsidiary of the Company since July 1995. From 1994 to 1995, he was Managing Director of Seeger-Orbis GmbH, Germany and from 1991 to 1994, he was Managing Director of SKF (UK) Ltd., Luton, England.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 1999, 1998 and 1997, of those persons who were, at March 31, 1999 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 1999. During each fiscal year in the three year period ended March 31, 1999, no executive officer named above received perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of $50,000 or 10% of such executive officer's annual salary and bonus.

SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                                        ----------------------------------
                                                                                       AWARDS
                                                                                     ----------   PAYOUTS
                                       ANNUAL COMPENSATION              RESTRICTED   SECURITIES   --------
                            -----------------------------------------     STOCK      UNDERLYING     LTIP      ALL OTHER
         NAME AND                   SALARY     BONUS     OTHER ANNUAL     AWARDS      OPTIONS     PAYOUTS    COMPENSATION
    PRINCIPAL POSITION      YEAR     (1)        (2)      COMPENSATION      (3)          (#)         (4)          (5)
----------------------------------------------------------------------------------------------------------
Michael J. Berthelot        1999   $399,808   $230,991                   $23,108       13,600     $784,629     $18,736
  Chairman, President       1998    385,000    173,721                    17,384        9,000                   19,302
  and Chief Executive       1997    330,000    193,926                    19,420        9,000                   23,777
  Officer
Joseph F. Spanier           1999    186,923    113,746                    11,373       10,700      171,720      18,311
  Vice President, Chief     1998    180,000     35,000                     3,505        6,000                   13,182
  Financial Officer and     1997     59,154     15,000                                 15,000                    2,904
  Treasurer
Gerald C. Harvey            1999    150,577     64,135                     6,411        9,500      157,339      17,367
  Vice President,           1998    142,077     48,234                     4,830        6,000                   18,003
  Secretary and             1997    132,116      9,149                       726        6,000                    8,222
  General Counsel
Robert Tunno                1999    204,615    129,362                    12,934        7,400      305,946      34,734(6)
  President, Industrial     1998    165,347     58,843                     5,889        6,000                   16,687
  Products Group            1997    164,300     46,427                     4,653        6,000                   15,831
Robert L. G. White          1999    174,999    110,761                    11,066        7,188      679,471      13,850
  President, Aerospace      1998    172,077    103,992                    10,414        6,000                   24,508
  Products Group            1997    165,000     90,630                     8,250        6,000                   14,592

--------------------------------------------------------------------------------
(1) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(K) plan.

(2) Represents annual cash bonus payments made to executive officers pursuant to the Company's Incentive Compensation Plan.

(3) Represents the dollar value of awards of restricted stock during each year indicated calculated by multiplying the fair market value of a share of Common Stock on the date of grant by the number of shares awarded. During fiscal year 1999, awards of restricted stock were granted to each of the named executive officers on May 15, 1998, at which time the fair market value of a share of common stock was $27.8750. During fiscal year 1998, awards of restricted stock were granted to each of the named executive officers on May 19, 1997, at which time the fair market value of a share of Common Stock was $20.38. During fiscal year 1997, awards of restricted stock were granted to each of the named executive officers, with the exception of Mr. Spanier, on May 9, 1996, at which time the fair market value of a share of Common Stock was $16.50. An

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    aggregate of 3,529 shares of restricted stock were held for the benefit of the named executive officers at 1999 fiscal year-end. Forfeiture provisions as to such shares lapse in annual increments of one-third each year. The executive officers receive dividends on issued shares still subject to forfeiture.

(4) Represents payments made pursuant to the Fiscal Years' 1996-1998 Incentive Compensation Plan.

(5) These amounts include the Company's contributions to the Retirement Savings Plan and insurance premiums paid by the Company under the Company's group benefits plan.

(6) The amount includes relocation expenses of $11,575 paid to Mr. Tunno.

The following table sets forth information concerning long-term incentive plan awards in the form of restricted stock awarded during fiscal
1999 to each of the named executive officers of the Company.

               LONG-TERM INCENTIVE PLAN AWARDS IN FISCAL 1999(1)
--------------------------------------------------------------------------------

                                                                                     PERFORMANCE
                                                                    NUMBER OF          OR OTHER
                                                                  SHARES, UNITS      PERIOD UNTIL
                                                                    OR OTHER          MATURATION
                            NAME                                    RIGHTS(#)         OR PAYOUT
-------------------------------------------------------------------------------------------------
Michael J. Berthelot                                                   829             3 years
Joseph F. Spanier                                                      408             3 years
Gerald C. Harvey                                                       230             3 years
Robert Tunno                                                           464             3 years
Robert L. G. White                                                     397             3 years

--------------------------------------------------------------------------------

(1) Restricted stock awards are calculated based upon a cash bonus pool, which is itself based upon annual profit. The number of restricted shares awarded is equal to shares that could be purchased at $27.875 (the closing price of the stock on the date of the award) with 10% of the cash bonus pool. The cash bonus is described under the heading "Incentive Compensation Plans", below.

Incentive Compensation Plans. The Fiscal Year 1999-2001 Annual Cash Bonus and Incentive Compensation Plan (the "'99-'01 Plan") provides for the award of cash bonuses and stock options based upon operating results. Results are measured by a wide range of goals which must be met, including goals for operating income, return on investment, individual strategic and/or operational issues, cash flow and annual income growth. The stock feature of the '99-'01 Plan provides for the award of restricted stock and stock options to executive officers, division presidents and other key personnel. The number of restricted shares awarded is equal to the number of shares that could be purchased at the closing price of the stock on the date immediately preceding the date the Incentives and Compensation Committee of the Board of Directors approved the bonus pool for the fiscal year just ended with 10% of the cash bonus pool. Voting and dividend rights vest immediately. Restrictions on sale lapse over three years in annual one-third increments. Shares for which restrictions have not yet expired are forfeited upon termination of employment. Stock options are awarded at an exercise price equal to the fair market value of the shares on the date of grant. Options awarded with the annual cash bonus become exercisable in annual equal installments over three years and expire five years after grant date. Options awarded as part of the long term feature of the '99-'01 Plan described in the report of the Incentives and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Compensation Committee set out below vest at the end of the three-year plan period and expire five years after grant date. Both restricted stock and stock options are awarded pursuant to the Amended and Restated 1992 Long Term Incentive Plan, and, if approved by the stockholders, the 1999 Long Term Incentive Plan, which plans provide mechanisms for awarding various kinds of stock based awards.

Retirement Plans. The executive officers are participants in the TransTechnology Corporation Retirement Savings Plan (the "Retirement Savings Plan"), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers non-union employees who have been employed by the Company for more than one year. Approximately 1,081 employees participate in the Retirement Savings Plan. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 15% of their compensation by contributing such compensation to the plan. The Company contributes a minimum of 3% and a maximum of 6% of employees' compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

Change in Control Agreements. The Company has entered into severance agreements with each of Messrs. Spanier, Harvey, Tunno and White (the "Severance Agreements") which provide for payments only in the event of termination of employment during the term of the Severance Agreements following within 24 months after a change in control of the Company where such termination is other than for cause or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive's primary worksite, adverse alteration of the executive's office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive's annual salary, the executive's average bonuses during the two years preceding the change of control, earned but unused vacation and sick time, the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company's other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Corporate Severance Pay Plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company's welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company's Board of Directors. The initial term of each of the Severance Agreements is for two years unless extended in writing by the parties.

Executive Life Insurance Plan. The Company maintains life insurance policies for its executive officers which supplement the group life policies available to all salaried employees.

Affiliate Transactions. The Company and Mr. Berthelot entered into a transaction on October 16, 1998 as authorized by the Incen-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tives and Compensation Committee of the Board of Directors, pursuant to which the Company advanced to Mr. Berthelot $185,000 evidenced by his promissory note. The principal amount of the note and interest thereon at 5% was paid in full on March 4, 1999 and the note was canceled. No amount is currently due the Company from Mr. Berthelot.

STOCK OPTIONS

The following table sets forth information concerning options granted during fiscal 1999 to each of the named executive officers of the Company identified in the Summary Compensation Table.

                        OPTION/SAR GRANTS IN FISCAL 1999
--------------------------------------------------------------------------------

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
                                                                                     STOCK PRICE
                                                                                  APPRECIATION FOR
                                              INDIVIDUAL GRANTS                      OPTION TERM
                                ---------------------------------------------   ---------------------
                                              % OF
                                             TOTAL
                                            OPTIONS/
                                              SARS      EXERCISE
                                OPTIONS/   GRANTED TO   OR BASE
                                  SARS     EMPLOYEES     PRICE
                                GRANTED    IN FISCAL     $ PER     EXPIRATION
            NAME                 (#)(1)       YEAR       SHARE        DATE       5% ($)       10% ($)
-----------------------------------------------------------------------------
Michael J. Berthelot             13,600        10       27.8750     5-15-03      104,738     231,444
Joseph F. Spanier                10,700         8       27.8750     5-15-03       82,404     182,092
Gerald C. Harvey                  9,500         7       27.8750     5-15-03       73,162     161,670
Robert Tunno                      7,400         5       27.8750     5-15-03       56,989     125,932
Robert L. G. White                7,188         5       27.8750     5-15-03       55,357     122,325

--------------------------------------------------------------------------------

(1) Amounts shown represent stock options only. No stock appreciation rights
    (SARs) were awarded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following table summarizes option exercises during fiscal 1999 and the total number and value of exercisable and unexercisable stock options held by each of the named executive officers on March 31, 1999, the last day of fiscal 1999.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1999 AND
                         FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF
                                                                     UNEXERCISED    VALUE OF UNEXERCISED
                                                                       OPTIONS      IN-THE-MONEY OPTIONS
                                                                    AT FY-END(#)        AT FY-END($)
                                                                    -------------   --------------------
                          SHARES ACQUIRED ON                        EXERCISABLE/        EXERCISABLE/
          NAME                 EXERCISE        VALUE REALIZED($)    UNEXERCISABLE      UNEXERCISABLE
--------------------------------------------------------------------------------------------------------
Michael J. Berthelot            20,000              347,500         78,000/22,600        128,625/0
Joseph F. Spanier                    0                    0         12,000/19,700              0/0
Gerald C. Harvey                     0                    0         13,750/15,500         19,375/0
Robert Tunno                         0                    0         22,000/13,400         44,500/0
Robert L.G. White               17,000              194,687          3,000/13,188              0/0
--------------------------------------------------------------------------------------------------------

REPORT OF THE INCENTIVES AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Incentives and Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors. The Committee is responsible for establishing policies and implementing programs relating to executive compensation. The entire Board of Directors reviews all decisions of the Committee relating to compensation of the Company's executive officers, except for decisions relating to stock based awards, which under the Amended and Restated 1992 Long Term Incentive Plan, and, if approved by the stockholders, the 1999 Long Term Incentive Plan, may be made by the Committee.

The Committee's philosophy regarding executive compensation is that a compensation program should (i) support the achievement of desired Company performance; (ii) provide compensation that will attract and retain qualified executives and reward performance; (iii) align the executive officers' interests with shareholders' interests as well as the overall success of the Company by placing a portion of pay at risk; and (iv) encourage management's stake in the long-term performance and success of the Company.

The methodology for setting base salary of the executive officers consists of
(i) determining marketplace compensation by comparing the corporation to groups of other corporations with similar characteristics and (ii) evaluating each executive's performance as well as the performance of the Company as a whole. Each year the performance of executive officers and division presidents is evaluated by the Chief Executive Officer and in turn the Chief Executive Officer is evaluated by the outside members of the Board of Directors. The evaluation is based upon individualized performance objectives designated at the beginning of the fiscal year and at the time of the last perform-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ance evaluation. Salary increases for executive officers are granted, if at all, every second year.

The methodology for determining bonuses for Fiscal Years 1996-1998 and 1999-2001 has been set out in Incentive Compensation Plans which are consistent with the Committee's philosophy regarding executive compensation. The compensation reflected in this proxy statement includes the results of the Incentive Compensation Plans which are briefly described here.

The Incentive Compensation Plans include an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Cash and restricted stock awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company's annual business plan. Executive officers, including Mr. Berthelot, earn no bonus unless 80% of the business plan's profit goals are met. The business plan is prepared and approved prior to the start of the fiscal year. The plans measure performance factors against targets for income before taxes, profit growth, productivity growth, return on investment, cash flow, meeting budgets and achievement of individual performance objectives.

In addition to the restricted stock awards described above, executive officers and division presidents receive incentive stock options. Stock options are based upon marketplace compensation studies and are awarded individually each year at an exercise price equal to the stock's fair market value on date of grant. Stock options vest over a three-year period and have never been repriced.

Both the '96-'98 Plan and the '99-'01 Plan include a long term portion structured to reward the achievement of increased value of the entity over the long term. This latter portion of the bonus is only earned and awarded at the end of a three-year period based upon the increase in the enterprise value of the company, or a division of the company, as the case may be, which exceeds a compounded rate under the '96-'98 Plan of 12% per annum, raised to 15% per annum under the '99-'01 Plan, and other goals established from time to time by the Committee. (The respective 12% and 15% per annum hurdle rates were established to represent the overall return an investor would seek at the beginning of the three-year measuring period.) Under the '96-'98 Plan the bonus earned and awarded was paid in cash. The '99-'01 Plan provides that a portion of the bonus, equal to 45% at target enterprise value, will be paid in market priced stock options which vest at the end of the three-year plan period . It is the purpose of the Committee and the Board in implementing this feature of the senior managers' incentive compensation program to encourage and reward long term growth in the value of the Company.

Mr. Berthelot's compensation, including base compensation, cash bonus and stock awards is determined by the same methodology as described above for all executive officers.

WALTER BELLEVILLE
THOMAS V. CHEMA
JAMES A. LAWRENCE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 2 -- APPROVAL OF THE 1999 LONG TERM INCENTIVE COMPENSATION PLAN

BACKGROUND

At its meeting held on April 15, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the 1999 Long Term Incentive Compensation Plan (the "1999 Plan") in substantially the form attached to this Proxy Statement as Annex A.

DESCRIPTION OF THE 1999 LONG TERM INCENTIVE PLAN

The summary that follows is subject to the actual terms of the 1999 Plan. The 1999 Plan is attached hereto as Annex A. The terms of the 1999 Plan require that the Stockholders of the Company approve it before it becomes effective.

The 1999 Plan will supplement the Company's Amended and Restated 1992 Long Term Incentive Plan (the "1992 Plan") in the event that there is no longer a sufficient number of shares available for issuance under the 1992 Plan and will replace the 1992 Plan when no Shares remain available for grant under the 1992 Plan. As of May 26, 1999, the number of shares remaining that the Company is authorized to issue under the 1992 Plan is 106,307. The term of the 1992 Plan expires on October 1, 2002.

SHARES

Up to 300,000 shares of the Company's common stock, par value $0.01 per share (the "Shares"), may be issued under the 1999 Plan, including Shares that will be issued upon the exercise of options that the Company grants under the 1999 Plan. This number excludes any Shares subject to options that are canceled, terminated or have expired. The Shares that the Company awards under the 1999 Plan may be comprised of, in whole or in part, authorized and unissued Shares or treasury Shares. If a participant forfeits Shares that the Company awards under the 1999 Plan or if the Company awards options that expire or otherwise terminate without any Shares being issued, then the Company may again use those Shares for distribution under the 1999 Plan. The Company, from time to time, may adjust the number of Shares that the Company reserves for issuance under the 1999 Plan as a result of, among other things, a corporate reorganization, recapitalization, stock split or stock dividend. The Company may also adjust the number and price of Shares subject to outstanding awards and options that the Company grants under the 1999 Plan.

PARTICIPATION

All officers and key employees of the Company and its subsidiaries are eligible to receive awards under the 1999 Plan. Non-employee directors of the Company are eligible to receive annual retainer fees under the 1999 Plan but are not otherwise eligible to receive awards under the 1999 Plan.

ADMINISTRATION

A committee of the Board of Directors of the Company, composed exclusively of non-employee directors, shall administer the 1999 Plan. The committee will identify those officers and key employees who are eligible to participate in the 1999 Plan based upon, among other things, such individual's contribution to the management, growth and/or profitability of the Company and/or its subsidiaries. The committee also will determine the number of Shares that the Company will grant under the 1999 Plan, the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

number of Shares that the Company will issue upon the exercise of options granted under the 1999 Plan and the vesting schedule for any option.

AWARDS UNDER THE 1999 PLAN

The Committee has the authority to grant the following types of awards under the 1999 Plan:

  - stock options

  - stock appreciation rights

  - restricted stock

  - deferred stock

  - other stock-based awards

The Committee may grant such awards either alone, in addition to, or in tandem with other awards that the Committee grants under the 1999 Plan and/or cash awards that the Company makes outside the 1999 Plan. The provisions attendant to any type of award that the Committee grants may vary from participant to participant.

Stock Options.  There are two types of Stock Options available under the 1999
Plan: (1) Incentive Stock Options and (2) Non-Qualified Stock Options. The Committee may grant either or both types of Stock Options to any optionee, and for such number of Shares and to such optionees as the Committee determines.

Option Price. The Committee will determine the option price for Stock Options awarded under the 1999 Plan. Incentive Stock Options, however, are subject to certain price restrictions. The option price for any Incentive Stock Option cannot be less than 100% of the fair market value of the Company's Common Stock as of the grant date. If an individual owns more than 10% of the Company's Common Stock, then the option price cannot be less than 110% of the fair market value of the Company's Common Stock as of the grant date. There are no restrictions on the option price for Non-Qualified Stock Options.

An optionee may pay the option price in cash, with a note or other instrument as the Committee may accept, or with unrestricted stock that the optionee already owns. An optionee may pay for Non-Qualified Stock Options with Restricted or Deferred Stock awarded under the 1999 Plan. Any payment with stock will be based on the fair market value of the Company's stock (as the Committee determines) on the date that the optionee exercises the Stock Option. Once the optionee has paid in full for the Shares subject to the Stock Option, the optionee will generally have the right to dividends and other rights of a shareholder with respect to the Shares.

Option Term. The Committee shall fix the term of each Stock Option, consistent with the requirements of the 1999 Plan. Any option holder who beneficially owns 10% or more of the Shares must exercise Incentive Stock Options within five years after the grant date. All other optionees must exercise Stock Options within 10 years after the grant date.

Option Exercisability. The Committee will determine when an optionee may exercise a Stock Option, subject to the minimum holding periods set forth in the 1999 Plan. Unless determined otherwise by the Committee, optionees must hold Stock Options for at least one year after the grant date, except in the event of a Change of Control. In the event of a Change of Control, optionees may exercise Stock Options immediately if the Committee approved of the grant in advance. In any event, absent a Change of Control, Stock Options must be held for at least six months before they may be exercised.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In the event of an employee's termination, the employee may exercise only those Stock Options which are exercisable on the employee's termination date. If an employee is terminated by reason of death or disability, the optionee or his or her legal representative may exercise the Stock Options within one year from the date of death or disability or until the expiration of the option term, whichever period is shorter. If an employee who is disabled dies during the one year period, the employee's estate has an additional twelve months from the date of death to exercise the Stock Option, unless the option term expires earlier. If an employee is terminated other than by reason of death or disability, the optionee must exercise the option within the lesser of three months from the employee's termination date, or upon expiration of the Stock Option's term. Participants may exercise Stock Options only with respect to whole numbers of Shares.

Stock Appreciation Rights ("SAR"). The Committee may grant SARs in conjunction with all or part of any Stock Option granted under the 1999 Plan. A participant may exercise a SAR only if the underlying Stock Option is then exercisable. In no event may a participant exercise a SAR within the six-month period subsequent to the SAR's grant date. Once a participant exercises a SAR, the related portion of the Stock Option underlying the SAR will terminate.

SAR Exercisability. Upon the exercise of a SAR, the Company will pay to the grantee an amount in cash equal to the excess of the fair market value of one Share over the option price, multiplied by the number of Shares that the grantee exercises pursuant to the SAR. For example, if the fair market value of one Share is $25 and the option price of the grantee's Stock Option is $20, then if the grantee exercises a SAR with respect to that Stock Option, the Company will pay the grantee $5 multiplied by the number of Shares that the grantee wishes to exercise. If the Stock Option is for 100 Shares, the grantee would receive $500 upon exercise of the SAR, less any withholding taxes.

Payment for SARs. The Committee has the discretion to determine whether a grantee may make payment in cash, common stock or a combination of both.

Transferability. SARs and the underlying Stock Options are only transferable upon the holder's death.

Restricted Stock. In awarding Restricted Stock, the Committee will determine who is eligible to receive the awards, the number of Shares such persons will receive, the price such persons must pay for the awards, if any, and the time periods during which the stock is subject to forfeiture. The Committee may condition the grant of Restricted Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Restricted Stock, the participant must execute a Restricted Stock Award Agreement and pay the price that is required, if any. The Committee may issue Restricted Stock for no consideration.

The Committee will establish a Restriction Period during which the grantee may not sell, transfer, pledge or assign the Restricted Stock. During the Restriction Period, the participant's Restricted Stock is subject to forfeiture. The Committee may, in its discretion, allow such restrictions to lapse in installments and may accelerate or waive such restrictions based on service, performance and/or other factors. In any event, the participant must hold the Restricted Stock for a minimum of six months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

prior to disposition. The Company will retain possession of the certificate evidencing the Restricted Stock until the Restriction Period has expired.

Except for the transfer restrictions, a participant will generally have all of the rights of a shareholder of the Company, including the right to vote the Shares and to receive cash dividends. At the time of the award, the Committee may permit or require a participant to defer or reinvest any cash dividends in additional shares of Restricted Stock. The Company will treat any stock dividends as additional shares of Restricted Stock, which will be subject to the same terms and conditions as the initial grant.

In the event that an employee terminates his or her employment with the Company or any subsidiary during the Restriction Period, all of the Shares that are then subject to restriction will either vest or be subject to forfeiture, in accordance with such terms as the Committee may establish at or after grant. If the participant has not forfeited the Restricted Stock prior to the expiration of the Restriction Period, the Company will deliver to the participant certificates for an appropriate number of unrestricted Shares. A participant may extend the Restriction Period, with the Committee's approval, if the participant elects to do so prior to the first day of the calendar year in which the Restriction Period (or any installment thereof) ends.

Deferred Stock. The Committee will determine the persons who are eligible to receive Deferred Stock, the times when the Company will award Deferred Stock, the number of shares of Deferred Stock that the Company will award to any person, and the Deferral Period during which a recipient may defer receipt of the Deferred Stock. The Committee may condition the grant of Deferred Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Deferred Stock, the participant must execute a Deferred Stock Agreement.

During the Deferral Period, the participant may not sell, assign, transfer, or pledge the Deferred Stock. In any event, the participant must hold the Deferred Stock for a minimum of six months prior to disposition. Based upon service, performance and/or other factors, the Committee may, at or after grant, accelerate the vesting of all or any part of a Deferred Stock award and/or waive the deferral limitations of an award.

The Company will retain possession of the certificate evidencing the Deferred Stock until the Deferral Period has expired. At the end of the Deferral Period, the Company will deliver to the participant Shares equal to the number specified in the Deferred Stock award. Subject to the Committee's approval, a participant may elect to defer receipt of an award (or an installment of an award), if the participant elects to do so prior to the first day of the calendar year in which the Deferral Period (or any installment thereof) ends.

During the Deferral Period, any dividends declared with respect to Shares covered by the Deferred Stock shall, at the Committee's option, be (1) then paid to the recipient, (2) deferred and deemed to be reinvested in additional Deferred Stock, or (3) otherwise reinvested. Deferred Stock will carry no voting rights until such time as the Stock is actually issued.

In the event that an employee terminates his or her employment with the Company or any subsidiary during the Deferral Period, all Deferred Stock will either vest or be subject to forfeiture in accordance with the terms and conditions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that the Committee may establish at or after grant.

Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, with reference to the Company's Common Stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide. In any event, a recipient must hold the Other Stock-Based Award for a minimum of six months prior to disposition.

CHANGE OF CONTROL

Except if the Board adopts resolutions to the contrary prior to a Change in Control, as of the date of a Change of Control:

  - grantees may fully exercise all Stock Options or SARs then outstanding; and

  - all restrictions and conditions on all grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed to be satisfied.

Any grantee who has held a Stock Option for less than six months as of the date of a Change of Control may immediately exercise such Stock Option, provided, however, that the Board or the Committee administering the 1999 Plan approved of the award in advance of its grant.

Under the 1999 Plan, a Change of Control is defined as any event in which:

  - any person (an individual, entity or group) becomes the beneficial owner of Shares representing 20% or more of the total number of votes outstanding;

  - as a result of, or in connection with, a cash tender offer, exchange offer, merger or other business combination, asset sale or contested election, or any combination of the foregoing, persons who were directors of the Company immediately prior to such event shall cease to constitute a majority of the Board thereafter;

  - Company stockholders have approved an agreement providing either for a transaction whereby either the Company will cease to be an independent, publicly-owned corporation or the Company will sell or otherwise dispose of all or substantially all of its assets; or

  - a person other than the Company makes a tender offer or exchange offer for the Company's Shares, and the Company's Shares are acquired pursuant to such tender offer.

AMENDMENTS AND TERMINATIONS

The Board may amend, modify or discontinue the 1999 Plan, subject to certain restrictions. In the event that an amendment or termination of the 1999 Plan would impair a participant's rights, the Board must obtain the participant's consent prior to any such amendment or termination. The Board also may not authorize any amendment without the consent of the shareholders that would:

  - increase the aggregate number of Shares that the Company may issue under the 1999 Plan;

  - modify the requirements affecting eligibility to participate in the 1999 Plan; or

  - materially increase the benefits to corporate insiders under the 1999 Plan.

In addition, the Board may not be able to amend or terminate the 1999 Plan if any exchange on which the Company's stock is traded, or other applicable laws, restrict the Board from doing so.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Committee may amend the terms of Stock Options or other awards, but is required to obtain any participant's consent whose rights would be impaired by such an amendment.

UNFUNDED STATUS OF 1999 PLAN

The 1999 Plan is an unfunded plan with respect to incentive and deferred compensation. Participants and optionees who have not yet received payment with respect to any award granted under the 1999 Plan have no greater rights than the Company's general creditors.

FEDERAL INCOME TAX ASPECTS

The following is a brief summary of the principal federal income tax aspects of awards made under the 1999 Plan based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Restricted Stock.  In general, with respect to Restricted Stock:

  - A participant receiving Restricted Stock generally will recognize ordinary income in the amount of the fair market value of the Restricted Stock at the end of the Restriction Period.

  - The Company is entitled to deduct the amount that the participant includes in income.

  - With respect to any sale of Shares after the Restriction Period has expired, the holding period for determining whether the participant in the 1999 Plan has long-term or short-term capital gain or loss generally begins when the Restriction Period expires and the tax basis for the Shares will generally be based on the fair market value of the Shares on that date.

Section 83(b) Election.

  - Under Section 83(b) of the Internal Revenue Code, a participant may elect, within 30 days of the grant of the Restricted Stock, to recognize ordinary income on the date of grant equal to the excess of the fair market value of the shares of Restricted Stock (determined without regard to the restrictions) over the amount paid (if any) for the Restricted Stock.

  - The Company will deduct the amount taxable to the participant in the 1999 Plan.

  - If the shares are forfeited, the participant will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the Section 83(b) Election.

  - The participant's holding period commences on the date of grant, and his or her tax basis is the fair market value of the shares on the date on which the Company grants the Restricted Stock to the participant.

Stock Options.

Nonqualified Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option, and the Company will not be entitled to a tax deduction with respect to the grant of a nonqualified stock option. Upon exercise, the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income.

In the event of a sale of a share of Common Stock received upon the exercise of a nonqualified stock option, any appreciation or depreci-

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ation after the exercise date will be taxed as capital gain or loss and will be long-term capital gain or loss if the requisite long-term capital gains holding period for such Common Stock has been satisfied.

Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option will, however, give rise to taxable income subject to applicable withholding taxes, and a tax deduction for the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee engages in a "disqualifying disposition," as described below. The amount by which the fair market value of the Common Stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the optionee's "alternative minimum taxable income".

A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the option will result in any difference between the net sale proceeds and the exercise price being treated as capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise and (b) the amount realized on such "disqualifying disposition" of the shares over (ii) the option exercise price of such shares will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction for the Company.

TERM OF 1999 PLAN

The term of the 1999 Plan is ten years from the date that the 1999 Plan is approved by the shareholders. No awards will be granted after that date. Any awards granted prior to the end of the term, however, may be extended beyond the term.

CONCLUSION AND RECOMMENDATION

The Board of Directors believes it is in the interest of the Company and its stockholders to adopt the 1999 Plan to help to attract and retain persons of outstanding competence as executive officers and other key employees, and to further the identity of their interests with those of the Company's stockholders. The affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote, in person or by proxy, at the 1999 Annual Meeting is required for ratification and approval of the proposal to adopt the 1999 Plan. The Board of Directors recommends a vote FOR ratification and approval of the proposal to adopt the 1999 Plan.

COMPANY PERFORMANCE

The following graph shows a comparison of cumulative total returns for the Company, Standard & Poor's 500 Index and a Company-constructed Peer Group Index (consisting of
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                                       21
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public companies which manufacture products that compete with the Company's products) for the last five fiscal years. Total returns are based on market capitalization. Peer group indices use beginning of period market capitalization weighting. Total return assumes reinvestment of dividends.

5 YEAR CUMULATIVE TOTAL RETURN SUMMARY

                                                     TRANSTECHNOLOGY                S & P 500                  PEER GROUP
                                                     ---------------                ---------                  ----------
'1994'                                                   100.00                      100.00                      100.00
'1995'                                                    75.52                      115.57                      121.56
'1996'                                                   101.69                      152.67                      165.09
'1997'                                                   146.88                      182.93                      208.69
'1998'                                                   209.15                      270.74                      331.43
'1999'                                                   115.91                      320.71                      314.60

  * ASSUMES INITIAL INVESTMENT OF $100.

Peer Group includes: Chicago Rivet & Machine, Federal Screw, ITW, Park-Ohio Industries, Penn Engineering & Manufacturing and SPS Technologies.

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                                       22
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COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that from April 1, 1998 to March 31, 1999, all persons subject to the reporting requirements of Section 16(a) filed the reports on a timely basis.

RELATIONSHIP WITH THE COMPANY'S AUDITORS

The Company is not selecting or recommending a principal accountant to stockholders for election, approval or ratification for the current year. The Company is not required to obtain shareholder approval or ratification of its selection of its auditors under Delaware law, and the Audit Committee and the Board of Directors reserve the right to make any change in auditors at any time, and without shareholder approval, which they deem advisable or necessary. Representatives of Deloitte & Touche LLP, the Company's principal accountant for the current year, are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

If a stockholder desires to submit a proposal to fellow stockholders at the Company's annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management, such stockholder must notify the Company at its executive offices no later than February 11, 2000.

ANNUAL REPORTS

A copy of the Company's Annual Report for the fiscal year ended March 31, 1999 is being mailed to each stockholder of record together with this Proxy Statement. The Company has filed with the SEC its Annual Report on Form 10-K for the fiscal year ended March 31, 1999. This Report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules which are not included in the

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Annual Report to Stockholders. A COPY OF THIS REPORT, WITHOUT EXHIBITS, WILL BE
FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO GERALD C. HARVEY, SECRETARY OF THE COMPANY, AT TRANSTECHNOLOGY CORPORATION, 150 ALLEN ROAD, LIBERTY CORNER, NEW JERSEY 07938. If requested, the Company will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to the Company's reasonable expenses in furnishing such exhibits. Such Report is not a part of the Company's soliciting material.

OTHER MATTERS

The Board of Directors does not know of any matter to be acted upon at the Meeting other than the matters described herein. If any other matter properly comes before the Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

            By Order of the Board of Directors
            /s/ GERALD C. HARVEY
            GERALD C. HARVEY
            Vice President, Secretary and
            General Counsel

Liberty Corner, New Jersey
June 11, 1999

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                                       24
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                          TRANSTECHNOLOGY CORPORATION                    ANNEX A
                         1999 LONG TERM INCENTIVE PLAN

SECTION 1.  PURPOSE: DEFINITIONS.

The purpose of the TransTechnology 1999 Long Term Incentive Plan (the "Plan") is to enable TransTechnology Corporation (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and strengthen the mutuality of interests between those individuals and the Company's shareholders, by offering them performance-based stock incentives and/or other equity interests or equity-based incentives in the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Book Value" means, as of any given date, on a per share basis (i) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of their outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

          (c) "Change of Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events after September 13, 1994:

               (i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast;

               (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company immediately prior to such event shall cease to constitute a majority of the Board;

               (iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

               (iv) A tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder ("Offer"). However, the acceleration of the exercisability of outstanding Stock Options upon the occurrence of an Offer shall be within the discretion of the Board.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (e) "Committee" means the Committee referred to in Section 2 of the Plan.

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                                       25
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          (f) "Company" means TransTechnology Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (g) "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

          (h) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934.

          (j) "Fair Market Value" means, as of any given date, the mean between the highest and lowest quoted selling price, of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith. In the case of an Incentive Stock Option, "Fair Market Value" shall be determined without regard to any restriction, other than a restriction which by its terms will never lapse.

          (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(I) promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or any successor definition adopted by the Commission, which definition currently means a director who:

               (A) is not currently an officer of or employed by the issuer or a parent or subsidiary of the issuer; and

               (B) does not receive compensation from the issuer, a parent or subsidiary for consulting services or in any capacity other than as a director, except if the amount would not require disclosure pursuant to Item 404(a) of Regulation S-K (if the amount exceeds $60,000); and

               (C) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and

               (D) is not engaged in a business relationship for which disclosure would be required by Item 404(b) of Regulation S-K (amount exceeds 5% of revenue of issuer or another entity).

          (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n)"Outside Director" means any Director who is not an employee of the Company or of a Subsidiary.

          (o) "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based on Stock.

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                                       26
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          (p) "Plan" means this TransTechnology Corporation 1999 Long Term
     Incentive Plan, as amended from time to time.

          (q) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

          (r) "Stock" means the Common Stock, $.01 par value per share, of the Company.

          (s) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between --

               (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6, and

               (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          (t) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

          (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

The Plan shall be administered by a Committee of not less than three members of the Board of Directors of the Company (the "Board") all of whom shall be Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, key employees, and Outside Directors to the extent eligible under Section 4 --

          (i) Stock Options,

          (ii) Stock Appreciation Rights,

          (iii) Restricted Stock,

          (iv) Deferred Stock, and/or

          (v) Other Stock-Based Awards.

In particular, the Committee shall have the authority:

          (a) to select the officers and other key employees of the Company and its Subsidiaries to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder.

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted
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                                       27
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     hereunder to one or more eligible employees;

          (c) to determine the number of shares to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under
     Section 5(j) or (k), as applicable, instead of Stock;

          (f) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

          (g) to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

          (h) to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

          (i) to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 300,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock, or Deferred Stock, or Other Stock-Based Award granted hereunder and forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such

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                                       28
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adjusted option price shall also be used to determine the amount payable by the
Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

Officers and other key employees of the Company and its Subsidiaries (but excluding members of the Committee) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries are eligible to be granted awards under the Plan. Outside Directors may receive grants of Restricted Stock to the extent specified in
Section 10.

SECTION 5.  STOCK OPTIONS.

Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The provisions of Stock Options need not be the same with respect to each recipient.

Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than (i) 110% of the Fair Market Value of the Stock at grant in the case of an individual who owns more than 10% of the Stock, determined under the rules of Section 424(d) of the Code ("Ten Percent Shareholder"), and (ii) 100% of the Fair Market Value of the Stock at grant in all other cases. The option price of a Non-Qualified Stock Option need not comply with the restrictions in the preceding sentence.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than (i) five years after the date the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, and (ii) ten years after the date the Option is granted in all other cases.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f) and (g), or unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option; provided, further, that, notwithstanding anything in the foregoing to the contrary, no Stock Option shall be exercisable prior to the date which is six months

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                                       29
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     subsequent to the grant of said Stock Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Participants may exercise Stock Options only with respect to whole number of shares.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock Award or Deferred Stock Award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a).

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

          (f) Termination by Death. Subject to Section 5(i), if an optionee's employment by the Company and any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year
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                                       30

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     (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(i), if an optionee's employment by the Company and any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. However, if the optionee dies within such one year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised, to the extent otherwise than exercisable, for the lesser of three months or the balance of such Stock Option's term.

          (i) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or modified, nor shall any discretion or authority granted under the Plan be so exercised, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

          To the extent required for "Incentive Stock Option" status under
     Section 422(b)(7) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) shall not exceed $100,000. If
     Section 422 is hereafter amended to delete the requirement that the plan must expressly provide for the $100,000 limitation, then this second paragraph of Section 5(i) shall no longer be operative.

          To the extent permitted under Section 422 of the Code or the applicable

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     regulations thereunder or any applicable Internal Revenue Service pronouncement:

               (i) an Incentive Stock Option shall be exercisable no later than three months following termination of employment with the Company or a Subsidiary;

               (ii) in the event the optionee's employment is terminated by reason of disability, the three month period of Section 5(i)(i) is extended to twelve months; and

               (iii) in the event the optionee's employment is terminated by reason of death, the three month period of Section 5(i)(i) is waived entirely.

          (j) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (k) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Stock Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved, other than those restrictions which, by their terms, will never lapse.

SECTION 6.  STOCK APPRECIATION RIGHTS.

          (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

          A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares by a related Stock Option.

          A Stock Appreciation Right may be exercised by an optionee, subject to
     Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in
     Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

          (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with
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                                       32
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     the provisions of the Plan, as shall be determined from time to time by the
     Committee, including the following:

               (i) Stock Appreciation Rights shall be exercisable only at such time and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan. Notwithstanding anything to the contrary in this Section 6, no Stock Appreciation Right shall be exercisable prior to the date which is six months subsequent to the date of grant of said Stock Appreciation Right.

               (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the mean between the highest and lowest quoted selling price, of the Stock on the New York Stock Exchange during the applicable period referred to in Rule 16b-3(e) under the Exchange Act.

               (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

               (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan for the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

               (v) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

SECTION 7.  RESTRICTED STOCK.

          (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to for-

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     feiture, and all other terms and conditions of the awards.

          The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

          The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

          (b) Awards and Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

               (i) Shares of Restricted Stock may be issued for no cash consideration.

               (ii) In order to receive an award of Restricted Stock, the Participant must first execute a Restricted Stock Award Agreement and pay whatever price (if any) is required under Section 7(b)(I).

               (iii) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

               (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

          (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

               (i) Subject to the provisions of this Plan and the award agreement during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

               (ii) Except as provided in this Paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payments of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted

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          Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

               (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

               (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

               (v) A participant may elect to further extend the Restriction Period for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, each election must be made prior to the first day of the calendar year in which the Restriction Period (or installment thereof) ends.

          (d) Rules and Procedures. The Committee shall develop such rules and procedures, not inconsistent with the provisions of this Section 7, as it deems necessary or appropriate relating to awards of Restricted Stock under the Plan.

          (e) Notwithstanding anything in this Section 7 to the contrary, Restricted Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 8.  DEFERRED STOCK.

          (a) Administration. Deferred Stock may be awarded either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

          The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

          The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

          (b) Terms and Conditions.  The shares of Deferred Stock awarded pursu-
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                                       35

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     ant to this Section 8 shall be subject to the following terms and conditions:

               (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in
          Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

               (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

               (iii) Subject to the provisions of the award agreement and this
          Section 8, upon termination of a participant's employment with the Company or any Subsidiary for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

               (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such award.

               (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, each election must be made prior to the first day of the calendar year in which the Restriction Period (or installment thereof) ends.

               (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participants.

          (c) Notwithstanding anything to the contrary in this Section 8, Deferred Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 9.  OTHER STOCK-BASED AWARDS.

          (a) Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible pre-

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                                       36
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--------------------------------------------------------------------------------

     ferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan.

          Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

          The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

          (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 9 shall be subject to the following terms and conditions:

               (i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(v) below, shares subject to awards made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

               (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

               (iii) Any award under Section 9 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

               (iv) In the event of the participant's Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 9.

               (v) Each award under this Section 9 shall be confirmed by, and subject to the terms of an agreement or other instrument by the Company and by the participant.

               (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 9 may be issued for no cash consideration.

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                                       37

--------------------------------------------------------------------------------

          (c) Notwithstanding anything to the contrary in this Section 9, Other Stock-Based Awards granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 10.  OUTSIDE DIRECTORS.

Notwithstanding anything herein to the contrary, Outside Directors may participate in the Plan in accordance with this Section 10.

          (a) All annual retainer fees for service as a Director and as a member of any committee of the Board shall be paid in the form of Stock. However, payments made for attendance at a meeting (whether in person or by telephone) will be paid in cash. Stock payments will be made within ten
     (10) business days following the date of the election of the Board.

               (i) Any Stock issued to an Outside Director will contain a legend restricting its resale for a twelve (12) month period.

               (ii) Should the individual's service as a Director terminate prior to the expiration of the twelve (12) month period for a reason other than death or Disability, the Stock shall be forfeited.

               (iii) The Company shall cause a new share certificate to be issued to each Outside Director following the lapse of the twelve (12) month period.

SECTION 11.  CHANGE OF CONTROL.

In the event of a Change of Control, except as the Board may expressly provide otherwise in resolutions adopted prior to the Change of Control:

          (a) All Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change of Control; and

          (b) All restrictions and conditions of all grants of Restricted Stock (including Restricted Stock granted pursuant to Section 10 above) Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed satisfied as of the date of the Change of Control.

Subject to the limitation that, notwithstanding anything in this Plan to the contrary, any Stock Option which has been outstanding for less than six months on the date of such Change of Control shall be exercisable immediately if the grant of such Stock Option was approved by the Board or the Committee provided for in Section 2 hereof.

SECTION 12.  AMENDMENTS AND TERMINATIONS.

The Board may amend, modify, or discontinue the Plan, but no amendment, modification, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock Award, or Other Stock-Based Award theretofore granted, without the participant's consent. Furthermore, in addition to such limitations upon amendments as may be imposed by any stock exchange on which the Stock is traded, no amendment may be adopted without the consent of the Company's shareholders that would:

          (a) increase the aggregate number of shares that may be issued under the Plan,

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                                       38

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          (b) modify the requirements affecting eligibility to participate in the Plan, or

          (c) materially increase the benefits accruing to Insiders under the Plan. The preceding sentence is intended solely to satisfy the requirements of Code Section 422, and it not intended to confer upon participants any rights to have the Plan continued without amendment.

The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant's consent.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rates, as well as other developments.

SECTION 13.  UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 14.  GENERAL PROVISIONS.

          (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock or other securities delivered under the Plan shall be subject to stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Committee, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

          (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee re-
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                                       39

--------------------------------------------------------------------------------

     garding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or Other Stock-Based Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, and other Stock-Based Awards).

          (f) The plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 15.  EFFECTIVE DATE OF PLAN.

The plan shall be effective as of July 15, 1999, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the annual shareholders' meeting in 1999. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by the shareholders.

SECTION 16.  TERM OF PLAN.

No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

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                                       40

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

______________________________________________________________________________

                          TRANSTECHNOLOGY CORPORATION
______________________________________________________________________________

Mark box at right if an address change or comment has been                [ ]
noted on the reverse side of this card.



CONTROL NUMBER:
RECORD DATE SHARES:







                                                           __________________
        Please be sure to sign and date this Proxy.       | Date             |
 _________________________________________________________|__________________|
|                                                                            |
|                                                                            |
|_______Shareholder sign here________________________________________________|

 DETACH CARD


1. Election of Directors                            For All   With-   For All
                                                    Nominees  hold    Except

   Gideon Argov               John H. Dalton          [ ]     [ ]      [ ]
   Walter Belleville          Michael Glouchevitch
   Michael J. Berthelot       James A. Lawrence
   Thomas V. Chema            William J. Recker


INSTRUCTION: To withhold authority to vote for individual nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s).


The undersigned hereby confer(s) upon the Proxy discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve at the meeting.

                                                      For   Against  Abstain

2. Proposal to approve the 1999 Long Term             [ ]     [ ]      [ ]
   Incentive Plan.


3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


                                                                   DETACH CARD

                          TRANSTECHNOLOGY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Berthelot, Joseph F. Spanier and Monica Aguirre, or any two of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of common stock of Trans Technology Corporation held of record by the undersigned on May 26, 1999, at the annual meeting of shareholders to be held on July 15, 1999, or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all the nominees and FOR approval of the 1999 Long Term Incentive Plan. This proxy when properly executed will be voted in the discretion of the Proxy upon such other business as may properly come before the meeting.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
       ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

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